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                                                                   Exhibit 10.81


AFTER RECORDING MAIL TO:
Porter, Wright, Morris & Arthur
41 S. High Street, 31st Floor
Columbus, Ohio  43215
Attention: Robert C. Kiger, Esq.

________________SPACE ABOVE THIS LINE FOR RECORDER'S USE_______________________

                            LONG-FORM DEED OF TRUST,
                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS LONG-FORM DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (herein "Instrument") is made this 13th day of October, 1998, between the Trustor, WEBERSTOWN MALL, LLC, a Delaware limited liability company, whose address is 20 South Third Street, Columbus, Ohio 43215 (herein "Borrower"), CHICAGO TITLE INSURANCE COMPANY, 4612 McGraw Street, Stockton, California 95207, (herein "Trustee") and the Beneficiary, THE HUNTINGTON NATIONAL BANK, a national banking association organized and existing under the laws of The United States, whose address is 41 South High Street, Columbus, Ohio 43215, (herein "Lender").

         WHEREAS, Borrower is indebted to Lender in the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000.00), which indebtedness is evidenced by a certain note of even date herewith, executed by Borrower, Glimcher Properties Limited Partnership and Glimcher Development Corporation. The $14,000,000.00 indebtedness referenced above together with all sums due or to become due as above provided are herein referred to collectively as the "Loan". All notes, guaranties and other documents evidencing, securing or relating to the Loan, together with all renewals thereof, substitutions therefor, and extensions and modifications thereto are herein referred to collectively as the "Note"; and

         WHEREAS, all real and personal property collateral securing repayment of the Loan shall be directed to and held by, in the State of California, Trustee, for the benefit of Lender.

         NOW, THEREFORE, IN ORDER TO SECURE TO LENDER (a) the repayment of the Loan, with interest thereon, and all renewals, extensions, modifications and revolving re-advances thereof; (b) the payment of all other sums with interest thereon advanced and re-advanced in accordance herewith to protect the security of this Instrument; and (c) the performance of the covenants and agreements of Borrower herein contained, Borrower does hereby grant, convey and assign to Trustee in trust with power of sale the following described property:


                        See Exhibit A attached hereto and
                        incorporated herein by reference.


         TOGETHER WITH the following, whether now owned or hereafter acquired by
Borrower: (a) all improvements now or hereafter attached to or placed, erected, constructed or developed on the property (collectively the "Improvements"); (b) all fixtures, furnishings, equipment, inventory, and other articles of personal property (collectively the "Personal Property") that are now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed or that may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Improvements or the property; (c) all water and water rights, timber, crops, and mineral interests pertaining to the property; (d) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Improvements or the property; (e) all plans and specifications for the Improvements; (f) all contracts relating to the property, the Improvements or the Personal Property; (g) all deposits (including, without limitation, tenants' security deposits), bank accounts, funds, documents, contract rights, accounts, commitments, construction agreements, architectural agreements,


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general intangibles (including, without limitation, trademarks, trade names and symbols), instruments, notes and chattel paper arising from or by virtue of any transactions related to the property, the Improvements or the Personal Property;
(h) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the property, the Improvements or the Personal Property; (i) all proceeds arising from or by virtue of the sale, lease or other disposition of the property, the Improvements, the Personal Property or any portion thereof or interest therein; (j) all proceeds (including, without limitation, premium refunds) of each policy of insurance relating to the property, the Improvements or the Personal Property; (k) all proceeds from the taking of any of the property, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof (including, without limitation, change of grade of streets, curb cuts or other rights of access), for any public or quasi-public use under any law; (l) all right, title and interest of Borrower in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the property; (m) all of the leases, licenses, occupancy agreements, rents (including without limitation, room rents), royalties, bonuses, issues, profits, revenues or other benefits of the property, the Improvements or the Personal Property, including, without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (n) all rights, hereditaments and appurtenances pertaining to the foregoing; and (o) other interests of every kind and character that Borrower now has or at any time hereafter acquires in and to the property, Improvements, and Personal Property described herein and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Borrower with respect thereto (all of the same, including the property, collectively the "Property").

         Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property, that the Property is unencumbered except for the lien of a certain Deed of Trust dated October 13, 1994 in favor of Aid Association for Lutherans, as beneficiary, recorded as Instrument No. 94115527 in Official Records of San Joaquin County, California, as amended by Amendment to Deed of Trust dated August 6, 1996 and recorded as Instrument No. 96081976 in the Official Records of San Joaquin County, California (the "First Deed of Trust") the lien of this Instrument and the lien of real estate taxes and assessments not yet due, and that Borrower will warrant and defend generally the title the Property against all claims and demands, except for those items approved by Lender for inclusion in the title insurance policy to be issued.

         Borrower and Lender covenant and agree as follows:

         1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note, and all other sums secured by this Instrument.

         2. TAXES AND OTHER IMPOSITIONS. Borrower shall promptly pay before delinquency all taxes, assessments, charges, fines or impositions, general, local or special (collectively the "Impositions"), levied upon the Property, or any part thereof, or upon Lender's interest therein, or upon the Property or the Indebtedness, by any duly or legally constituted public authority, municipality, township, county or state or the United States, and upon request, will provide evidence of the payment thereof to Lender; provided that Borrower, at Borrower's own cost and expense may, if it shall in good faith so desire, contest the validity or amount of any Impositions, in which event Borrower may defer the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined; further provided, however, that Borrower shall not allow any such Impositions so contested to remain unpaid for such length of time as shall permit all or any portion of the Property, or the lien thereon created by such item, to be sold by federal, state, county or municipal authority for the nonpayment thereof. Pending any such contest, Borrower shall maintain adequate book reserves with respect to such Impositions being contested.

         In the event that one or more of the Impositions on Lender's interest in the Property, the Deed of Trust or the Indebtedness cannot be lawfully paid by Borrower, then Borrower shall repay the Indebtedness in full without penalty within sixty (60) days after demand therefor by Lender.


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         Upon default in payment of any of the following described items, or upon the occurrence of any other event of default under this Instrument or under the Note, Lender shall have the right, at its option, and if Lender does not elect to accelerate the indebtedness secured hereby and to pursue its other remedies, to require Borrower to pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly water and sewer rates and taxes and assessments which may be levied on the Property; (b) the yearly ground rents, if any; (c) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to paragraph 5 hereof; and (d) such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"); all as reasonably estimated initially and from time to time by Lender.

         The Funds shall be held and applied by Lender to pay said rates, rents, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not in breach of any covenant or agreement of Borrower in this Instrument. Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender is required under applicable law to pay Borrower interest, earnings or profits on the Funds and applicable law permits Lender to make such a charge. Unless applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Borrower any interest, earnings or profits on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument and shall be subject to the right of set off.

         If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency immediately after notice from Lender to Borrower requesting payment thereof.

         Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (a) to pay rates, rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (b) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.

         3. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender from Borrower under the Note or this Instrument shall be applied by Lender in the order provided in the following order of priority: (a) amounts payable to Lender by Borrower under paragraph 2 hereof;
(b) interest payable on the Note; (c) principal payable on the Note; (d) interest payable on advances made pursuant to paragraph 8 hereof; (e) principal of advances made pursuant to paragraph 8 hereof; and (f) any other sums secured by this Instrument in such order as Lender, at Lender's option, may determine; provided, however, that Lender may, at Lender's option, apply any sums payable pursuant to paragraph 8 hereof prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application specified in this paragraph 3.

         4. CHARGES; LIENS. Except for the First Deed of Trust, which Borrower shall pay according to its terms, Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien, encumbrance, or other interest in the Property inferior to the lien of this Instrument to be perfected against the Property.



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         5. INSURANCE AND INDEMNIFICATION. Borrower shall provide, maintain and keep in force at all times the following policies of insurance:

                  (a) Insurance against loss or damage to the Improvements and the Personal Property caused by fire and any of the risks covered by insurance of the type now known as "coverage against all risks of physical loss", in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements and the Personal Property and sufficient to prevent Borrower and Lender from becoming co-insurers, and otherwise with terms and conditions acceptable to Lender;

                  (b) Comprehensive broad form general liability insurance, insuring against any and all claims for personal injury, death or property damage occurring on, in or about the Property, the Improvements and the adjoining streets, sidewalks and passageways, subject to a combined single limit of not less than Two Million Dollars ($2,000,000.00) for personal injury, death or property damage arising out of any one accident and a general aggregate limit of not less than Five Million Dollars ($5,000,000.00), and otherwise with terms and conditions acceptable to Lender;

                  (c) Worker's compensation insurance (including employer's liability insurance, if available and requested by Lender) for all employees of Borrower engaged on or with respect to the Property and the Improvements in the limits established by law or, if limits are not so established, in such amounts as are acceptable to Lender;

                  (d) During the course of any development or construction of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, in the amounts set forth in Subsection 5(a) above, and otherwise with terms and conditions acceptable to Lender;

                  (e) Upon obtaining a certificate of occupancy for the Improvements or any portion thereof, business interruption insurance and/or loss of "rental value" insurance in an amount not less than the appraised rentals for the Property for a minimum of twelve (12) months, and otherwise with terms and conditions acceptable to Lender;

                  (f) If the Improvements are located in a federally-designated flood hazard area, then flood hazard coverage, in the maximum amount available and otherwise with terms and conditions acceptable to Lender; and

                  (g) Such other insurance coverage, and in such amount, as may from time to time be required by Lender against the same or other hazards.

         All such policies shall be in a form acceptable to Lender. Each policy of casualty insurance shall contain a mortgagee clause, substantially in the form of the standard California BFU-438 loss payable endorsement or otherwise acceptable to Lender, showing Lender as mortgagee. Each policy of liability insurance shall show Lender as an additional insured. Unless the policy so provides, each policy of insurance required by the terms of the Deed of Trust shall contain an endorsement by the insurer, for the benefit of Lender, (i) that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of said insurance, (ii) that any rights of set-off, counterclaim or deductions against Borrower are waived and (iii) that such policy shall not be canceled or changed except upon not less than thirty (30) days prior written notice delivered to Lender.

         All such insurance policies and renewals thereof shall be written by companies with a Best's Insurance Reports policy holders rating of A+ and a financial size category of Class XV or be expressly approved by Lender in writing.

         Lender shall have the right to hold the policies, or certificates thereof acceptable to Lender with certified copies of the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of any such policy, Borrower shall deliver to Lender a renewal policy, or certificate thereof, in form acceptable to Lender.


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         If Lender is made a party defendant to any litigation concerning the
Loan Documents or the Property or any part thereof or interest therein or the occupancy thereof by Borrower, then Borrower shall indemnify, defend and hold Lender harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Lender in any such litigation, whether or not any such litigation is prosecuted to judgment. Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Property, other property of Borrower or the property of others under control of Borrower from any cause insured against or required to be insured against by the provisions of the Deed of Trust.

         Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section unless Lender has approved the insurance company and the form and content of the insurance policy, including, without limitation, the naming thereon of Lender as a named insured with loss payable to Lender under a standard mortgage clause of the character above described. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender copies of the policies and certificates evidencing such insurance.

         Nothing contained in this Section 5 shall prevent Borrower from keeping the Improvements and Personal Property insured or causing the same to be insured against the risks referred to in this Section 5 under a policy or policies of blanket insurance which may cover other property not subject to the lien of the Deed of Trust; provided, however, that any such policy of blanket insurance (i) shall specify therein the amount of the total insurance allocated to the Improvements and Personal Property, which amount shall be not less than the amount otherwise required to be carried under the Deed of Trust; (ii) shall not contain any clause which would result in the insured thereunder becoming a co-insurer of any loss with the insurer under such policy; and (iii) shall in all other respects comply with the provisions of the Deed of Trust.

         Subject to the rights of the holder of the First Deed of Trust, in the event the damage or destruction to the Improvements is in an amount of $500,000.00 or less, and provided there is no Event of Default, as hereinafter defined, the insurance proceeds shall be paid to Borrower, and used by Borrower to (i) repair or restore the Improvements to the same condition in which they were prior to the Casualty, or (ii) for its own purposes, after first making such repairs to the remaining Improvements so that the same may continue as a first class shopping center, both architecturally and aesthetically. Borrower may elect option (ii) above only if it first provides to Lender evidence satisfactory to Lender that there will be no material decrease in the fair market value of the Property.

         Subject to the rights of the holder of the First Deed of Trust, in the event the damage or destruction to the Improvements is in an amount in excess of $500,000.00, and provided there is no Event of Default, as hereinafter defined, the insurance proceeds are to be applied toward the restoration of the Improvements. Such sums shall be deposited in escrow with Lender as escrow agent for the purpose of repairing, restoring or reconstructing the Improvements. Such proceeds shall be disbursed by Lender as work progresses, provided that prior to any disbursement, Lender is in receipt of proof reasonably satisfactory to it that: (i) the work has been completed, (ii) there are no outstanding mechanics liens or materialmen's liens, and (iii) that all charges, costs and expenses incurred with respect to work completed have been paid in full or will be paid in full with such proceeds. Prior to the release of any proceeds, Lender must be satisfied that repair, restoration or reconstruction of the damaged or destroyed Improvements will be substantially equal in size, quality and value to the Improvements then presently erected on the Property as existed immediately prior to the loss and the plans and specifications therefor must be approved by Lender. In the event Lender believes it is necessary in order to establish value, Lender may, at its option, cause the Property to be reappraised at Borrower's expense. All insurance proceeds shall be payable to Lender. The adjustment of such insurance proceeds with the carrier must be approved by Lender.

         Subject to the rights of the holder of the First Deed of Trust, anything in this Section 5 to the contrary notwithstanding, if there shall be an Event of Default, as hereinafter defined, the insurance proceeds shall, at the sole option of Lender, be applied by Lender to the Indebtedness in such order as Lender may determine.


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         6. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS. Borrower (a)
shall not commit waste or permit impairment or deterioration of the Property,
(b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are sufficient to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall operate the Property as a shopping center, and (g) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender or Trustee. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         Borrower shall keep and perform all of the terms and provisions of the First Deed of Trust; shall promptly pay all sums secured thereby when due and shall make no further borrowings on the security thereof without the prior written consent of Lender, which consent Lender may withhold in its sole discretion. In the event Borrower shall receive a notice that it is in default under the First Deed of Trust, it will promptly communicate such fact to Lender.

         7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

         8. PROTECTION OF LENDER'S OR TRUSTEE'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender or Trustee therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Trustee or Lender at Trustee's or Lender's respective option may make such appearances, disburse such sums and take such action as Trustee or Lender deems necessary, in its sole discretion, to protect Trustee's or Lender's interest, including, but not limited to, (a) disbursement of attorney's fees, (b) entry upon the Property to make repairs,
(c) procurement of satisfactory insurance as provided in paragraph 5 hereof, and
(d) if this Instrument encumbers a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease.

         Any amounts disbursed by Trustee or Lender pursuant to this paragraph, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Trustee or Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this paragraph shall require Trustee or Lender to incur any expense or take any action hereunder.

         9. INSPECTION. Any person authorized by Lender shall have the right to enter upon and inspect the Property after reasonable notice to Borrowers and during normal business hours. Lender shall have no duty, however, to make such inspections. Any inspection of the Property by Lender shall be entirely for its benefit, and Borrower shall in no way rely or claim reliance thereon.



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         10. RENT ROLL AND FINANCIAL STATEMENTS. Borrower shall maintain full and correct books and records open to Lender's inspection showing in detail the income, expenses and earnings of Borrower and of the Property, and shall provide Lender the following:

                  (a) a financial statement for the Property consisting of a complete itemized statement of income and operating expenses, prepared in accordance with general accounting principles or otherwise in form acceptable to Lender and certified by Borrower's chief executive or financial officer, within ninety (90) days after the end of each fiscal year of Borrower, or as requested from time to time by Lender, but not more often than quarterly;

                  (b) a rent roll of the Property, certified by the chief executive or financial officer of Borrower, within thirty (30) days after the end of each fiscal year of Borrower, or as requested from time to time by Lender, but not more often than quarterly, containing the name and address of each tenant, square footage of leased premises, annual rent, rent per square foot, lease commencement date, lease expiration date, date through which rent is paid, and the nature and extent of any defaults by each tenant;

                  (c) a financial statement for Borrower consisting of a balance sheet and a complete itemized statement of annual income and operating expenses of Borrower, prepared in accordance with generally accepted accounting principles or otherwise in form acceptable to Lender and certified by Borrower's chief executive or financial officer, within ninety (90) days after the end of each fiscal year of Borrower, or as requested from time to time by Lender;

                  (d) such other financial information as Lender may reasonably require, when requested from time to time by Lender.

         11. CONDEMNATION. If all the Property and Improvements are taken or acquired in any condemnation proceeding or by exercise of the right of eminent domain or, with Lender's consent, by any conveyance in lieu thereof, the amount of any award or other payment for such taking, or conveyance or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Indebtedness, is, subject to the rights of the holder of the First Deed of Trust, hereby assigned to Lender, and Lender is empowered to collect and receive the same and to give proper receipts therefor in the name of Borrower, and the same shall be paid forthwith to Lender. Such award or payment so received by Lender shall be applied to the Indebtedness (whether or not then due and payable).

         Subject to the rights of the holder of the First Deed of Trust, in the event a portion of the Property Improvements are acquired in any condemnation proceeding or by the exercise of the right of eminent domain, to the extent that the damage to the Property or improvements is in the amount of $500,000.00 or less, and provided there is no Event of Default, as hereinafter defined, the proceeds of any such condemnation or eminent domain award shall be paid to Borrower, who shall use such proceeds as provided for in paragraph 5 hereof with respect to the disbursement of insurance proceeds where the damage or destruction is in an amount of $500,000.00 or less. The provisions of paragraph 5 where there is damage or destruction in an amount of $500,000.00 or less shall apply as if fully rewritten.

         Subject to the rights of the holder of the First Deed of Trust, in the event the damage to the Improvements or Property by virtue of such condemnation proceeding or eminent domain proceeding is in an amount in excess of $500,000.00, and provided there is no Event of Default, as hereinafter defined, the proceeds of such eminent domain or condemnation award shall be deposited in escrow with Lender as escrow agent for the purpose of repairing, restoring, or reconstructing the Improvements and/or Property, and shall be disbursed by Lender in accordance with the provisions of paragraph 5 hereof with respect to the disbursement of insurance proceeds, where the damage or destruction is in an amount of $500,000.00 or greater. The conditions to disbursement, including the requirement that Lender be satisfied that the repaired or restored Improvements would be equal in size, quality and value to those which existed previously, and the right to cause the Property to be reappraised, as provided for where there is damage or destruction of $500,000.00 or greater, shall be applicable as if fully rewritten.

         Anything in this Section 11 to the contrary notwithstanding, if there shall be an Event of Default, as hereinafter defined, the proceeds of such eminent domain or condemnation award


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shall, at the sole option of Lender, be applied by Lender to the Indebtedness in such order as Lender may determine.

         12. BORROWER AND LIEN NOT RELEASED. From time to time, Trustee at Lender's direction and Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Trustee's or Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, agree in writing with Borrower to modify the rate of interest or period of amortization of the Note, or change the amount of the monthly installments payable thereunder. Any actions taken by Trustee or Lender pursuant to the terms of this paragraph shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Trustee and Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option for any such action if taken at Borrower's request.

         13. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising or directing any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either-require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument. Lender's receipt of any awards, proceeds or damages under paragraphs 5 and 11 hereof shall not operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

         14. ESTOPPEL CERTIFICATE. Borrower shall, within ten days of a written request from Lender, furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument.

         15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. In addition to being a Long-Form Deed of Trust and Assignment of Rents, this Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in paragraph 25 of this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in paragraph 25 of this Instrument.

         16. LEASES OF THE PROPERTY. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower shall furnish Lender with executed copies of all leases now existing or hereafter made of all or any part of the Property.

         Borrower shall, at Borrower's sole cost and expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases and give prompt notice to Huntington of any failure to do so. Borrower shall use all reasonable efforts to enforce or secure the performance of each and every obligation and undertaking of the tenants under the Leases and shall appear in and prosecute or defend any action or proceeding arising under, or in any manner connected with, the Leases or the obligations and undertakings of the tenants thereunder.

         Borrower does hereby assign to Lender, as additional security, all leases now existing or hereafter made of all or any part of the Property and, to the extent permitted by applicable law, all security deposits made by tenants in connection with such leases of the Property. Upon Borrower's default, Lender, at Lender's option, shall have all of the rights and powers possessed by Borrower prior to such assignment.

         17. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

         18. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under the Federal Bankruptcy Code, as such Code may from time to time be amended, or under any similar or successor Federal Statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or failure to pay debts as they come due, or if Borrower shall fail within 60 days to obtain a vacation, stay or dismissal of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower, or if an order for relief under the Federal Bankruptcy Code shall be entered against the Borrower, or if a trustee, receiver or custodian shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within 60 days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by paragraph 25 of this Instrument. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to paragraph 8 hereof.

         19. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER. On sale, encumbrance. or transfer of (a) all or any part of the Property, or any interest therein, or (b) beneficial interests in Borrower, Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by paragraph 25 of this Instrument. This option shall not apply in case of:

                  (i) transfers by devise or descent or by operation of law upon the death of a tenant in common or a partner;

                  (ii) the grant of a leasehold interest in a part of the Property of three years or less (or such longer lease term as Lender may permit by prior written approval) not containing an option to purchase (except any interest in the ground lease, if this Instrument encumbers a leasehold); and

                  (iii) sales or transfers of fixtures or any personal property pursuant to paragraph 6 hereof.

         20. NOTICE. Any notice required or permitted to be given hereunder shall be in writing. If mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, then such shall be effective upon its deposit in the mails. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of Borrower and Lender shall be as set forth below; provided however, that either party shall have the right to change such party's address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party.

         If to Borrower:               Weberstown Mall, LLC
                                       20 South Third Street
                                       Columbus, Ohio  43215
                                       Attention: General Counsel

         If to Lender:                 The Huntington National Bank
                                       Commercial Real Estate Group
                                       41 South High Street
                                       Columbus, Ohio 43215

         21. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Trustee, Lender and Borrower, subject to the provisions of paragraph 19 hereof. Lender or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Lender and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Borrower, Trustee and Lender hereunder, the book and page where this Deed is recorded and the name and address- of the new Trustee. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

         22. GOVERNING LAW; SEVERABILITY. This Instrument shall be governed by the law of the jurisdiction in which the Property is located. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charge permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be uniformly allocated and spread over the stated term of the Note.

         23. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

         24. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by Trustee or Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected 'to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument, and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby, waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         25. ACCELERATION; REMEDIES. Upon default by Borrower in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Lender may declare all sums secured hereby, immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Lender also shall deposit with Trustee this Deed, the Note and all documents evidencing expenditures secured hereby.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Borrower, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Borrower, Trustee, or Lender may purchase at such sale.

         After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

         26. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note, subject to the rights of the holder of the First Deed of Trust, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease, license or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Subject to the rights of the holder of the First Deed of Trust, Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in paragraph 3 hereof with the balance, so long as no such breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall, subject to the rights of the holder of the First Deed of Trust, immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's breach by Lender to Borrower, each tenant of the Property shall, subject to the rights of the holder of the First Deed of Trust, make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

         Except for an assignment in favor of the holder of the First Deed of Trust, Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

         Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may, subject to the rights of the holder of the First Deed of Trust, in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

         Subject to the rights of the holder of the First Deed of Trust, all rents and revenues collected subsequent to delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph.

         If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to paragraph 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note.

         Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or as provided herein. This assignment of rents shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

         27. HAZARDOUS SUBSTANCES.

                  (a) Borrower hereby covenants and agrees with Lender that the following terms shall have the following meanings:

                           (i) "Environmental Laws" means all federal, state and
local laws, statutes, ordinances, and codes relating to the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives with respect thereto.

                           (ii) "Hazardous Substance" means, without limitation,
any flammable explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum based products, methane, hazardous materials, hazardous wastes, hazardous or toxic Substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), or any other applicable Environmental Law.

                           (iii) "Indemnitee" means Lender, its participants in
the loan, and all subsequent holders of this Instrument, their respective successors and assigns, their respective officers, directors, employees, agents, representatives, contractors and subcontractors and any subsequent owner of the Property who acquires title thereto from or through Lender.

                           (iv) "Release" has the same meaning as given to that
term in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), and the regulations promulgated thereunder.

              (b) Borrower represents and warrants to Lender that, to its knowledge after due investigation except as may be set forth in the environmental report for the Property delivered to Lender in connection herewith: (i) the Property is not being and has not been used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance in violation of any Environmental Laws; (ii) the Property does not contain any Hazardous Substance in violation of any Environmental Laws; (iii) there has been no Release of any Hazardous Substance on, at or from the Property or any property adjacent to or within the immediate vicinity of the Property, and Borrower has not received any form of notice or inquiry with regard to such a Release or the threat of such a Release; (iv) no event has occurred with respect to the Property which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable Environmental Law; (v) there are no agreements or orders or directives of any federal, state or local governmental agency or authority relating to the Property which require any work, repair, construction, containment, clean up, investigations, studies, removal or other remedial action with respect to the Property and (vi) there are no actions, suits, claims or proceedings, pending or threatened, which seek any remedy that arise out of the condition, ownership, use, operation, sale, transfer or conveyance of the Property and (a) a violation or alleged violation of any applicable Environmental Law, (b) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, or (c) human exposure to any Hazardous Substance.

              (c) Borrower covenants and agrees with Lender as follows:

                           (i) Borrower shall keep, and shall use reasonable
efforts to cause all operators, tenants, sub-tenants, licensees, and occupants of the Property to keep, the Property free of all Hazardous Substances, except for Hazardous Substances stored, treated, generated, transported, processed, handled, produced or disposed of in the normal operation of the Property as a shopping center in accordance with all Environmental Laws.

                           (ii) Borrower shall comply with, and shall use
reasonable efforts to cause all operators, tenants, sub-tenants, licensees, and occupants of the Property to comply with, all Environmental Laws.

                           (iii) Borrower shall promptly provide Lender with a
copy of all notifications which it gives or receives with respect to any past or present Release of any Hazardous Substance or the threat of such a Release on, at or from the Property or any property adjacent to or within the immediate vicinity of the Property.

                           (iv) Borrower shall undertake and complete all
investigations, studies, sampling and testing for Hazardous Substances reasonably required by Lender and, in accordance with all Environmental Laws, all removal and other remedial actions necessary to contain, remove, and clean up all Hazardous Substances that are determined to be present at the Property in violation of any Environmental Law.

                           (v) Lender shall have the right, but not the
obligation, to cure any violation by Borrower of the Environmental Laws and Lender's cost and expense to so cure shall be secured by this Instrument.

              (d) Borrower covenants and agrees, at its sole cost and expense, to indemnify, defend and save harmless Indemnitee from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, reasonable attorneys' and experts' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against Indemnitee arising out of the condition, ownership, use, operation, sale, transfer or conveyance of the Property and (i) the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance, (ii) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, (iii) human exposure to any Hazardous Substance, (iv) a violation of any Environmental Law, or (v) a material misrepresentation or inaccuracy in any representation or warranty or material breach of or failure to perform any covenant made by Borrower herein (collectively the "Indemnified Matters").

              The liability of Borrower to Indemnitee hereunder shall in no way be limited, abridged, impaired or otherwise affected by (a) the repayment of all sums and the satisfaction of all obligations of Borrower under the Note, this Instrument, or any other instrument evidencing or securing the Note (herein collectively the "Loan Documents"), (b) the foreclosure of this Instrument or the acceptance of a deed in lieu thereof, (c) any amendment or modification of the Loan Documents by or for the benefit of Borrower or any subsequent owner of the Property, (d) any extensions of time for payment or performance required by any of the Loan Documents, (e) the release or discharge of this Instrument or of Borrower, any guarantor of the loan, or any other person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents whether by Lender, by operation of law, or otherwise,
(f) the invalidity or unenforceability of any of the terms or provisions of the Loan Documents, (g) any applicable statute of limitations, (h) the sale or assignment of the Note or this Instrument, (i) the sale, transfer, or conveyance of all or part of the Property, (j) the dissolution or liquidation of Borrower,
(k) the release or discharge, in whole or in part, of Borrower in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding, or (l) any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of Borrower under the Note or this Instrument.

              The foregoing indemnity shall be in addition to any and all other obligations and liabilities Borrower may have to Lender at common law.

         28. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall discharge this Instrument. Borrower shall pay Lender's reasonable costs incurred in discharging this Instrument.

         29. TRUSTEE. Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Borrower, Lender or Trustee shall be a party unless brought by Trustee.

         30. MISCELLANEOUS. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. If any provision of the Deed of Trust is illegal, or hereafter rendered illegal, or is for any other reason void, voidable or otherwise unenforceable, or hereafter rendered void, voidable or otherwise unenforceable, the remainder of the Deed of Trust shall not be affected thereby, but shall be construed as if it does not contain such provision. Each right and remedy provided in the Deed of Trust is distinct and cumulative to all other rights or remedies under the Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever. The Deed of Trust shall be governed by and construed under the laws of the State of California.

         LENDER, BY ACCEPTANCE OF THIS DEED OF TRUST, AND BORROWER HEREBY MUTUALLY, VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE FOR THE BENEFIT OF THE OTHER ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE LOAN, THE TRANSACTIONS RELATED THERETO OR THE RELATIONSHIP ESTABLISHED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER AND BORROWER TO ENTER INTO THIS TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE ITS REMEDIES.


         IN WITNESS WHEREOF, Borrower, by its duly authorized officer, has executed this Instrument.

Signed and acknowledged                WEBERSTOWN MALL, LLC, a Delaware Limited
in the presence of                     liability company
                                       Glimcher Weberstown, Inc., a Delaware
                                       corporation Managing Member


/s/ Robert C. Kiger                    By: /s/ George A. Schmidt
---------------------------------          ------------------------------------
/s/ Dennis J. Kovatch                  Its:      Senior Vice President
---------------------------------          ------------------------------------


STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         On this 13th day of October, 1998, before me, a Notary Public in and for said County and State, personally appeared George A. Schmidt known to me to be the person who as Senior Vice President of Glimcher Weberstown, Inc., the corporation which executed the foregoing instrument, as managing member of Weberstown Mall, LLC, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as such officer and by authority of a resolution of its board directors; and that the same is his free act and deed as such officer, and the free and corporate act and deed of said corporation as managing member as aforesaid and the free act and deed of Weberstown Mall, LLC.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                               /s/ Robert C. Kiger
                                               --------------------------------
                                               Notary Public


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



This instrument prepared by:
Robert C. Kiger, Attorney-at-Law
PORTER, WRIGHT, MORRIS & ARTHUR
41 South High Street
Columbus, Ohio  43215






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